Exhibit 99.1

HAWK CORPORATION
AUDIT COMMITTEE CHARTER

Organization

This Charter governs the operations of the Audit Committee (the “Committee”) of the Board of Directors (the “Board”) of Hawk Corporation (“Hawk” or the “Company”). The Board shall appoint a Committee of at least three members at the Board of Directors meeting immediately following the annual meeting of shareholders to serve until the next annual meeting of shareholders or until their successors shall be duly elected and qualified, consisting entirely of independent directors of the Board, and shall designate one member as chairperson or delegate the authority to designate a chairperson to the Committee. For purposes hereof, members of the Committee shall be considered independent as long as they:

•	Satisfy the independence requirements for members of the Board as defined for purposes of applicable federal securities laws, including Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the rules of the Securities and Exchange Commission (the “SEC”), including 10A-3 of the Exchange Act and the listing standards of the American Stock Exchange (“Amex”) or other applicable listing standards;

•	Do not accept directly or indirectly any consulting, advisory, or other compensatory fee from Hawk or any of its subsidiaries, other than director fees (including Board committee fees) and fixed compensation under a retirement plan for prior service with Hawk, as long as the compensation is not contingent on continued service or any fees from Hawk’s Independent Registered Public Accounting Firm;

•	Are not an affiliated person of Hawk or its subsidiaries (other than by virtue of being a director of Hawk or any of its subsidiaries); and

•	Each Committee member must be free of any relationship with Hawk, its personnel and other members of the Board and its Independent Registered Public Accounting Firm that, in the opinion of the Board, would interfere with his or her exercise of independent judgment.

Each member of the Committee must meet the financial literacy and experience standards applicable to him or her under applicable law, SEC rules and Amex or other listing standards. At least one member of the Committee shall be an “audit committee financial expert,” as defined by the SEC in Item 401(h) of Regulation S-K. No Committee member may serve on the audit committee of more than two other publicly-traded companies.

The Committee shall meet at least quarterly, in person or telephonically. The Committee shall meet separately and periodically with management, the personnel responsible for the internal audit function, and the Independent Registered Public Accounting Firm. The Committee shall report regularly to the Board with respect to its activities.

The Committee may request that any directors, officers or employees of Hawk, or other persons whose advice and counsel are sought by the Committee, attend any meeting of the Committee to provide such information as the Committee may request.

The Committee may meet in executive session outside the presence of the Company’s executive officers. The Committee shall meet in executive session at least once annually.

Purpose

The purpose of the Committee shall be to:

•	Provide assistance to the Board in fulfilling its oversight responsibility to the shareholders, potential shareholders, the investment community, and others relating to:

•	the integrity of the financial statements and financial controls of the Company;

•	the effectiveness of the Company’s internal control over financial reporting;

•	the Company’s compliance with accounting, legal, regulatory and ethical requirements;

•	the Independent Registered Public Accounting Firm’s qualifications and independence; and

•	the performance of the Company’s internal audit function and Independent Registered Public Accounting Firm;

•	Prepare a report to shareholders to be included in the Company’s annual proxy statement as required by the SEC.

In fulfilling its purpose, the Committee shall maintain free and open communication with the independent registered public accountants, the internal auditors and management of the Company.

Reliance

The Committee will rely on the expertise, knowledge and experience of management, the internal auditor and the Independent Registered Public Accounting Firm in carrying out the Committee’s oversight responsibilities. Management and the Independent Registered Public Accounting Firm shall be responsible for the planning or conduct of audits or for any determination that the Company’s financial statements are complete and accurate or in accordance with generally accepted accounting principles in the United States of America and applicable rules and regulations.

Duties and Responsibilities

In fulfilling its duties and responsibilities, the Committee shall remain flexible to best ensure that the Committee fulfills its purposes. Therefore, the following duties and responsibilities of the Committee are set forth as a guide with the understanding that the Committee may supplement or diverge from them as appropriate under any particular set of circumstances as the Committee determines in its discretion.

•	The Committee shall be directly responsible for the appointment, compensation, retention, evaluation, and, where appropriate, the replacement of the Independent Registered Public Accounting Firm (subject, if deemed applicable by the Committee, to shareholder ratification), who shall prepare and issue an audit report or related work or perform other audit, review or attestation services for Hawk. The Committee shall be directly responsible for the oversight of the work of the Independent Registered Public Accounting Firm (including resolution of disagreements between management and the Independent Registered Public Accounting Firm regarding financial reporting). The Independent Registered Public Accounting Firm shall report directly to the Committee.

•	The Committee shall determine if the Independent Registered Public Accounting Firm have registered with the Public Company Accounting Oversight Board.

•	The Committee shall discuss with the internal auditors and the Independent Registered Public Accounting Firm the overall scope and plans for fulfilling their respective audits, including the adequacy of staffing and budget or compensation.

•	The Committee shall pre-approve all audit and non-audit services (including the fees and terms thereof) provided by the Independent Registered Public Accounting Firm to Hawk and shall not engage the Independent Registered Public Accounting Firm to perform the specific non-audit services proscribed by applicable law or regulation. The Committee may delegate pre-approval authority to a member of the Committee. The decisions of any Committee member to whom pre-approval authority is delegated must be presented to the full Committee at its next scheduled meeting. Any non-audit services approved by the Committee and performed by Hawk’s Independent Registered Public Accounting Firm must be disclosed to shareholders in Hawk’s reports on Form 10-K or proxy statements, as applicable.

•	The lead (or coordinating) audit partner and the audit review partner associated with Hawk’s Independent Registered Public Accounting Firm must be changed at least every five years, or as otherwise required by law.

•	At least annually, the Committee shall obtain and review a report by the Independent Registered Public Accounting Firm describing:

•	the Independent Registered Public Accounting Firm’ internal quality-control procedures;

•	any material issues raised by the most recent internal quality-control review, or peer review, of the Independent Registered Public Accounting Firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the Independent Registered Public Accounting Firm, and the response of the Independent Registered Public Accounting Firm; and

•	the independence of the Independent Registered Public Accounting Firm, including a discussion of any relationships or services that may impact their objectivity.

•	After reviewing the foregoing report and the Independent Registered Public Accounting Firm’s work throughout the year, the Committee shall evaluate the auditor’s qualifications, performance and independence. Such evaluation should include the review and evaluation of the lead partner of the Independent Registered Public Accounting Firm and take into account the opinions of management, and Hawk’s personnel responsible for the internal audit function.

•	The Committee shall review with the Independent Registered Public Accounting Firm any audit problems or difficulties encountered during the course of the audit work, including any restrictions on the scope of the Independent Registered Public Accounting Firm’s activities or access to requested information, and management’s response. In the course of such review of problems or difficulties, the Committee may review

•	any accounting adjustments that were noted or proposed by the auditor but were “passed” (as immaterial or otherwise),

•	any communications between the Independent Registered Public Accounting Firm’s team and the Independent Registered Public Accounting Firm’s national office respecting auditing or accounting issues presented by the engagement, and

•	any “management” or “internal control” letter issued, or proposed to be issued, by the audit firm to Hawk or any “internal control” letter issued, or proposed to be issued, by the Independent Registered Public Accounting Firm responsible for issuing a report regarding the Company’s internal control over financial reporting.

•	The Committee shall receive and review a report from the Independent Registered Public Accounting Firm, prior to the filing of its audit report with the SEC, on all critical accounting policies and practices of Hawk, all material alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, including the ramifications of the use of such alternative treatments and disclosures and the treatment preferred by the Independent Registered Public Accounting Firm, and other material written communications between the Independent Registered Public Accounting Firm and management.

•	The Committee shall review and discuss earnings or financial guidance press releases prior to their release; provided that, if it is not otherwise practicable for the entire Committee to review a press release prior to its release, such review may be performed by the Chairman of the Committee or his or her designee on the Committee.

•	The Committee shall review and discuss the quarterly financial statements, including Hawk’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” with management and the Independent Registered Public Accounting Firm prior to the filing of Hawk’s Quarterly Report on Form 10-Q. The Committee shall also discuss the results of the quarterly review and any other matters required to be communicated to the Committee by the Independent Registered Public Accounting Firm under standards of the Public Company Accounting Oversight Board (United States).

•	The Committee shall review and discuss the annual audited financial statements, including Hawk’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” with management and the Independent Registered Public Accounting Firm and recommend to the Board the inclusion of Hawk’s audited financial statements in Hawk’s Annual Report on Form 10-K (or the annual report to shareholders if distributed prior to the filing of Form 10-K). The Independent Registered Public Accounting Firm shall (1) in accordance with Auditing Standards Nos. 61 and 90 and other applicable professional standards, provide the Committee with additional information regarding the scope and results of the audit that may assist the Committee in overseeing management’s reporting and disclosure process, and (2) discuss with the Committee certain information relating to the Independent Registered Public Accounting Firm’s judgment about the quality, not just the acceptability, of Hawk’s accounting principals and significant estimates.

•	The Committee shall discuss with Hawk’s outside legal counsel, at least annually and at such other times as the Committee considers appropriate, material legal affairs of Hawk and Hawk’s compliance with applicable law and listing standards. In this connection, the Committee shall discuss with management (and appropriate counsel) and the Independent Registered Public Accounting Firm any correspondence with, or other action by, regulators or governmental agencies and any employee complaints or published reports that raise concerns regarding Hawk’s financial statements, accounting or auditing matters or compliance with Hawk’s Code of Ethics or other standards of conduct.

•	The Committee also should discuss with management Hawk’s major financial risk exposures and the steps management has taken to monitor and control such exposures.

•	The Committee shall discuss with management, the internal auditors and the independent registered public accountants, any significant deficiencies or material weaknesses identified in the internal control over financial reporting under Section 404.

•	The Committee shall review management’s report on its assessment of the effectiveness of internal control over financial reporting as of the end of each fiscal year and the independent registered public accountants’ report on (1) management’s assessment and (2) the effectiveness of internal control over financial reporting.

•	Any deficiencies in internal control over financial reporting and/or any difference between management’s assessment of the deficiencies and the Independent Registered Public Accounting Firm shall be brought to the attention and discussed with the Committee.

•	Management, the internal auditors and the independent registered public accountants shall advise the Committee of any (1) changes in internal control over financial reporting that have materially affected or are reasonably likely to materially affect the Company’s internal control over financial reporting that are required to be disclosed and (2) any other changes in internal control over financial reporting that were considered for disclosure in the Company’s periodic filings with the SEC.

•	The Committee shall ask management to identify and list the principal risks that Hawk faces and the likelihood they will occur and, if possible, the cost of preventing them.

•	The Committee shall establish procedures for the receipt, retention, and treatment of complaints received by Hawk regarding accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by employees of the issuer of concerns regarding questionable accounting or auditing matters.

•	The Committee shall set clear hiring policies for employees or former employees of the Independent Registered Public Accounting Firm that meet the SEC regulations and stock exchange listing standards.

•	In accordance with Section 307 of the Sarbanes-Oxley Act, attorneys are required to report evidence of material violations of securities law or similar violations. In lieu of forming a separate Hawk Qualified Legal Compliance Committee (“QLCC”) within the meaning of 17 CFR Part 205 (the final rules establishing standards for attorneys who appear and practice before the SEC on behalf of public companies) the Committee shall serve as the QLCC in accordance with the charter of the QLCC attached hereto.

•	The Committee shall review and approve all related-party transactions.

Other Authority and Responsibilities

The Committee shall communicate directly with the Independent Registered Public Accounting Firm, the internal auditors, management of Hawk, and members of the Board as it considers necessary or advisable for the full and faithful execution of this Charter and the Committee’s duties and responsibilities hereunder.

The Committee shall have such additional authority and responsibilities as may be granted to or imposed on audit committees from time to time by applicable law, SEC rules and Amex or other listing standards, and shall discharge all of its authority and responsibilities in accordance with all applicable law, SEC rules and Amex or other listing standards. The Committee may conduct or authorize the conduct of such investigations within the scope of its authority and responsibilities as it considers appropriate.

The Committee may retain such legal, accounting or other advisers as the Committee considers necessary or advisable for the full and faithful execution of this Charter and the Committee’s duties and responsibilities hereunder. The Committee is authorized to obtain appropriate funding, as determined by the Committee, for payment of compensation to such attorneys and other expert personnel and for ordinary administrative expenses of the Committee that are necessary or appropriate for carrying out its duties.

Amendments and Waivers to the Charter

The Committee shall review and reassess this Charter at least annually and obtain the approval of the Board for any proposed changes to this Charter. The Committee also shall discuss with the Independent Registered Public Accounting Firm the accountants’ observations related to the effectiveness of the Committee. The Board reserves the right to accept the Committee’s recommendation and reserves the right to alter, amend, modify, revoke, suspend, terminate or waive any or all of this Charter at any time, in its discretion.

Limitation on use of the Charter

This Charter is intended to be a description of certain policies that Hawk has adopted as of this time, and is to be used solely as a source of information about the Committee as presently in effect. Nothing in this Charter shall be deemed to or otherwise create for an employee or any other third party an enforceable right against Hawk, the members of the Committee, its directors, officers or any other employee or third party. Except by Hawk at the direction of our board of directors or executive officers, this Charter may not be used as evidence or referred to in any other way in any action, claim, suit or other proceeding.

Adoption

This Charter supersedes and replaces Hawk’s Audit Committee Charter which was approved and adopted by the Board on February 26, 2004. This Charter was approved and adopted by the Board on May 23, 2006.